                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K







                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 30, 2003
                                                           ------------

                     STRUCTURED ASSET SECURITIES CORPORATION
--------------------------------------------------------------------------------
                 (Exact name of registrant specified in Charter)

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
               Delaware                               333-102489                            74-2440850
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            (State or other                          (Commission                          (IRS Employer
            jurisdiction of                          File Number)                      Identification No.)
            incorporation)

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      745 Seventh Avenue, 7th Floor
           New York, New York                               10019
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(Address of principal executive offices)                 (Zip Code)



           Registrant's telephone, including area code: (212) 526-7000

                                    No Change
--------------------------------------------------------------------------------
         (Former name and former address, if changed since last report)


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ITEM 5. Other Events.

         The Registrant registered issuances of Structured Asset Securities Corporation Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-102489 (the "Registration Statement")). Pursuant to the Registration Statement, the Registrant issued $946,476,100.00 in aggregate principal amount Class 1-A, Class 1-AX, Class 2-A1, Class 2-A2, Class 2-A3, Class 2-AX, Class 2-PAX, Class 3-A1, Class 3-A2, Class 3-A3, Class 3-AX, Class 4-A, Class 4-AX, Class 4-PAX, Class B1-I, Class B1-I-X, Class B1-II, Class B2-I, Class B2-I-X, Class B2-II, Class B3 and Class R Certificates of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2003-17A on May 30, 2003. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated March 20, 2003, as supplemented by the Prospectus Supplement, dated May 28, 2003 (collectively, the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

         The Certificates (as defined below) were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of May 1, 2003, among Structured Asset Securities Corporation, as depositor (the "Depositor"), Aurora Loan Services Inc., as master servicer and Wells Fargo Bank Minnesota, National Association, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class 1-A, Class 1-AX, Class 2-A1, Class 2-A2, Class 2-A3, Class 2-AX, Class 2-PAX, Class 3-A1, Class 3-A2, Class 3-A3, Class 3-AX, Class 4-A, Class 4-AX, Class 4-PAX, Class B1-I, Class B1-I-X, Class B1-II, Class B2-I, Class B2-I-X, Class B2-II, Class B3, Class B4, Class B5, Class B6, Class P-I, Class P-II, Class P-III and Class R. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of four pools of certain adjustable rate, conventional, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $953,635,780.49 as of May 1, 2003. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

ITEM 7. Financial Statements; Pro Forma Information and Exhibits.

        (a) Not applicable.

        (b) Not applicable.

        (c) Exhibits:

              1.1 Terms Agreement, dated May 27, 2003, between Structured Asset Securities Corporation, as Depositor and Lehman Brothers Inc., as the Underwriter.

              4.1 Trust Agreement, dated as of May 1, 2003, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer and Wells Fargo Bank Minnesota, National Association, as Trustee.

              99.1 Mortgage Loan Sale and Assignment Agreement, dated as of May 1, 2003, between Lehman Brothers Holdings Inc., as Seller and Structured Asset Securities Corporation, as Purchaser.

              99.2 Servicing Agreement, dated as of May 1, 2003, between Lehman Brothers Holdings Inc. and Aurora Loan Services Inc.

              99.3 Reconstituted Servicing Agreement, dated as of May 1, 2003, between Cendant Mortgage Corporation and Lehman Brothers Holdings Inc.

              99.4 Transfer Notice, dated as of May 1, 2003, between Colonial Savings, F.A. and Lehman Brothers Holdings Inc.

              99.5 Reconstituted Servicing Agreement, dated as of May 1, 2003, between National City Mortgage Co. and Lehman Brothers Holdings Inc.

              99.6 Mortgage Loan Flow Purchase Sale & Servicing Agreement, dated as of February 1, 2002, by and among Lehman Brothers Bank, FSB, Cendant Mortgage Corporation and Bishop's Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust).

              99.7 Correspondent Servicing Agreement, dated as of June 26, 2002, by and among Lehman Brothers Bank, FSB, Aurora Loan Services Inc. and Colonial Savings, F.A.

              99.8 Seller's Warranties and Servicing Agreement between Lehman Brothers Bank, FSB and National City Mortgage Co., dated as of August 1, 2001 as amended by Amendment No. 1, dated as of November 21, 2001, Amendment No. 2, dated as of October 25, 2002 and Amendment No. 3, dated as of January 14, 2003.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        STRUCTURED ASSET SECURITIES
                                        CORPORATION


                                        By:    /s/ Michael C. Hitzmann
                                               -----------------------
                                        Name:  Michael C. Hitzmann
                                        Title: Vice President

Date:  June 13, 2003

                                  EXHIBIT INDEX
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
Exhibit No.                            Description                                          Page No.
-----------                            -----------                                          --------
1.1            Terms Agreement, dated May 27, 2003, between Structured Asset Securities
               Corporation, as Depositor and Lehman Brothers Holdings Inc., as the
               Underwriter.
4.1            Trust Agreement, dated as of May 1, 2003, among Structured Asset
               Securities Corporation, as Depositor,  Aurora Loan Services Inc., as
               Master Servicer and Wells Fargo Bank Minnesota, National Association, as
               Trustee.
99.1           Mortgage Loan Sale and Assignment Agreement, dated as of May 1, 2003, between Lehman Brothers Holdings Inc., as Seller and Structured Asset
               Securities Corporation, as Purchaser.
99.2           Servicing Agreement, dated as of May 1, 2003, between Lehman Brothers
               Holdings Inc. and Aurora Loan Services Inc.

99.3 Reconstituted Servicing Agreement, dated as of May 1, 2003, between Cendant Mortgage Corporation and Lehman Brothers Holdings Inc.

99.4           Transfer Notice, dated as of May 1, 2003, between Colonial Savings, F.A.
               and Lehman Brothers Holdings Inc.

99.5 Reconstituted Servicing Agreement, dated as of May 1, 2003, between National City Mortgage Co. and Lehman Brothers Holdings Inc.

99.6           Mortgage Loan Flow Purchase Sale & Servicing Agreement, dated as of
               February 1, 2002, by and among Lehman Brothers Bank, FSB, Cendant Mortgage
               Corporation and Bishop's Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust).

99.7           Correspondent Servicing Agreement, dated as of June 26, 2002, by and among
               Lehman Brothers Bank, FSB, Aurora Loan Services Inc. and Colonial Savings,
               F.A.

99.8           Seller's Warranties and Servicing Agreement between Lehman Brothers Bank,
               FSB and National City Mortgage Co., dated as of August 1, 2001 as amended by Amendment No. 1, dated as of November 21, 2001, Amendment No. 2, dated as of October 25, 2002 and Amendment No. 3, dated as of January 14, 2003.
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